Restrictions on cash and due from banks and certain securities	12 Months Ended
Dec. 31, 2021
Restricted cash and investment [Abstract]
Restricted On Cash And Due From Banks And Certain Securities

Note 5 - Restrictions on cash and due from banks and certain securities

BPPR is required by regulatory agencies to maintain average reserve balances with the Federal Reserve Bank of New York (the “Fed”) or other banks. Those required average reserve balances amounted to $2.7 billion at December 31, 2021 (December 31, 2020 - $2.3 billion). Cash and due from banks, as well as other highly liquid securities, are used to cover the required average reserve balances.

At December 31, 2021, the Corporation held $50 million in restricted assets in the form of funds deposited in money market accounts, debt securities available for sale and equity securities (December 31, 2020 - $39 million). The restricted assets held in debt securities available for sale and equity securities consist primarily of assets held for the Corporation’s non-qualified retirement plans and fund deposits guaranteeing possible liens or encumbrances over the title of insured properties.